UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018

CENVEO, INC.

(Exact Name of Registrant as Specified in its Charter)

COLORADO	1-12551	84-1250533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 595-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 2, 2018, Cenveo Corporation (“Borrower” or “Cenveo”), as borrower and a subsidiary of Cenveo, Inc. (the “Company”), as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (as defined below), and each of the guarantors parties thereto, each as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (collectively, the “Guarantors”), entered into an asset-based revolving credit and letter of credit facility with Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto, in accordance with the terms and conditions set forth in the prepetition ABL Credit Agreement, dated as of April 16, 2013, by and among the Borrower, the Company, Bank of America, N.A., as Administrative Agent, an Issuing Bank and Swingline Lender, and the other lenders party thereto, as ratified and amended by that certain Ratification and Amendment Agreement, dated as of February 5, 2018 (the “Ratification Agreement”) (as amended, supplemented or otherwise modified from time to time in accordance with the terms and conditions set forth herein, the “ABL DIP Credit Agreement”), pursuant to which the lenders agreed to provide in a maximum aggregate principal amount of $190,000,000 (the “ABL DIP Facility”). In addition, on February 5, 2018, the Borrower entered into a term loan facility as set forth in that certain senior secured super-priority debtor in possession term loan credit agreement (as amended, supplemented or otherwise modified from time to time, the “DIP Term Loan Agreement” and, together with the ABL DIP Agreement, the “DIP Loan Agreements”), by and among the Borrower, the Company, the Guarantors party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent, and the lenders party thereto, in a maximum principal amount of $100,000,000 (the “DIP Term Facility,” together with the ABL DIP Facility, the “DIP Facilities”).

The Guarantors will guarantee, on a joint and several basis, all of the obligations under the DIP Facilities. The Company, Borrower, and the Guarantors will grant liens on substantially all of their assets to secure the obligations under the DIP Facilities. Additionally, the Company has agreed to cause certain of its existing and future subsidiaries to guaranty and/or grant liens securing the DIP Facilities, subject to certain limitations set forth in the DIP Loan Agreements and related loan documents.

The ABL DIP Facility will bear interest at LIBOR + 2.75%. The DIP Term Facility will bear interest at LIBOR + 8.00%, 1.00% of original issue discount, with unused line fees of 1.00% per annum, and a put option payment of 3.50%.

The commitments under the ABL DIP Facility shall be automatically terminated and all amounts owing in respect of the ABL DIP Facility shall, subject to the respective priorities of the DIP Facilities, be repaid in full on the earliest of (a) nine months from February 2, 2018 (the “Commencement Date”); (b) 40 calendar days (or as may be agreed to under the ABL DIP Credit Agreement) after the entry of the Interim Order (as defined below) if a Final Order (as defined below) has not been entered prior to the expiration of such 40-day period; or (c) the effective date (the “Effective Date”) of a plan of reorganization (the “Plan”) that provides for the payment in full, in cash, of the obligations under the ABL DIP Credit Agreement

The commitments under the DIP Term Facility shall be automatically terminated and all amounts owing in respect of the DIP Term Facility shall, subject to the respective priorities of the DIP Facilities, be repaid in full on the earliest of (a) the date that is nine months after the Commencement Date; (b) the date of consummation of any sale of all or substantially all of the assets of the Loan Parties (as defined in the DIP Term Loan Agreement) pursuant to section 363 of the Bankruptcy Code; (c) the date that is 40 calendar days after the Commencement Date, if the Final Order has not been entered by the Bankruptcy Court on or before such date; (d) the date on which the obligations under the DIP Term Facility are accelerated upon an event of default pursuant to DIP Term Agreement and (e) the Effective Date of the Plan.

The DIP Loan Agreements contain customary events of default for financings of this type, including failure to pay any principal, interest or other amount due under the DIP Facilities, breach of specific covenants and certain bankruptcy events, including failure to obtain entry of the Interim Order. Upon an event of default, the agents under the DIP Facilities may, or at the request of the requisite lenders under such facilities shall, declare all obligations under the DIP Facilities to be due and payable and may exercise all rights and remedies against the collateral securing the DIP Facilities.

In addition, on February 1, 2018, the Company and certain of its subsidiaries entered into a Restructuring Support Agreement with certain of its first lien noteholders (the “First Lien Holders”) (the “Restructuring Support Agreement”), regarding the terms of a plan of reorganization. The Restructuring Support Agreement contains certain milestone events that must be achieved by specified dates, which include the confirmation of the plan of reorganization and the occurrence of the effective date of the plan of reorganization. The Restructuring Support Agreement may be terminated upon the occurrence of certain events, including the failure of any of the milestone events to occur by the applicable date specified in the Restructuring Support Agreement. The foregoing description is qualified in its entirety by the text of the Restructuring Support Agreement which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

On February 2, 2018, the Company, together with certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of their chapter 11 cases (the “Chapter 11 Cases”) under the caption In re Cenveo, Inc., et al. Case No. 18-22178 (Bankr. S.D.N.Y). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The cases pending in the Bankruptcy Court concerning the Bankruptcy Petitions are referred to in this Current Report on Form 8-K as the “Chapter 11 Cases.”

In connection with the Bankruptcy Case, the Debtors filed a motion (the “DIP Motion”) seeking Bankruptcy Court approval in the form of an interim order (the “Interim Order”) and a final order (the “Final Order”) of debtor-in-possession financing in the form of the DIP Facilities described under Item 1.01 above.

Item 2.03 Creation of a Direct Financial Obligation or Obligation under an Off -Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above of this Current Report with respect to the ABL DIP Agreement and the DIP Term Loan Agreement is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the Company’s (i) 4% senior secured notes due 2021, issued pursuant to an indenture and note purchase agreement, dated as of June 10, 2016 (as amended, amended and restated, supplemented, or otherwise modified, refinanced, or replaced from time to time, the “Note Purchase Agreement”), by and among Cenveo, the Company, the other guarantors party thereto, AllianzGI US High Yield Fund and Allianz Income and Growth Fund and Bank of New York Mellon, as trustee and collateral agent, (ii) 6.000% Senior Priority Secured Notes due 2019 (the “6.0% Secured Notes”), issued pursuant to an indenture (the “2019 Indenture”), dated as of June 26, 2014, by and among Cenveo, the Company, the other guarantors party thereto and Bank of New York Mellon, as trustee and collateral agent, (iii) 8.500% Junior Priority Secured Notes due 2022, issued pursuant to an indenture (the “2022 Indenture”), dated as of June 26, 2014, by and among Cenveo, the Company, the other guarantors party thereto and Bank of New York Mellon, as trustee and collateral agent, and (iv) 6.00% Senior Notes due 2024, issued pursuant to an indenture (the “2024 Indenture,” and together with the Note Purchase Agreement, the 2019 Indenture and the 2022 Indenture, the “Indentures”), dated as of June 10, 2016, by and among Cenveo, the Company, the other guarantors party thereto, and Bank of New York Mellon, as trustee.

As a result of the Bankruptcy Petitions, all unpaid principal and interest due and other amounts thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Indentures are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Indentures are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On February 1, 2018, the Board of Directors (the “Board”) of the Company increased the number of directors serving on the Board from six to seven and filled the vacancy created by such newly-created directorship by appointing Eugene Davis. Mr. Davis will serve as a director of the Company for a term expiring at the Company’s 2018 annual stockholders meeting. The Board determined, after considering all of the relevant facts and circumstances, that Mr. Davis is “independent” as defined under the Nasdaq Stock Market listing standards.

Resignation of the Chief Financial Officer

On February 1, 2018, Scott Goodwin resigned from his current position as Chief Financial Officer of the Company. Mr. Goodwin’s resignation will be effective on a date to be agreed upon between him and the Company, but shall in no event be later than February 23, 2018.

Item 7.01.	Regulation FD Disclosure.

Starting in December 2017, the Company entered into a confidentiality agreement with certain of itsFirst Lien Holders. In addition, in January 2018, the Company entered into a confidentiality agreement with Brigade Capital Management, L.P. (“Brigade”).

In connection with the Company’s ongoing discussions with the First Lien Holders regarding potential restructuring alternatives, in December 2017 and January 2018, the Company prepared and provided to the First Lien Holders, Brigade, and their professional advisors presentations related to certain potential restructuring and disposition scenarios, copies of which are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 hereto.

On February 2, 2018, the Company issued a press release announcing (i) that Cenveo failed to make a semi-annual interest payment as required by the 2019 Indenture governing its 6.0% Secured Notes and (ii) the filing of the Bankruptcy Petitions, a copy of which is furnished as Exhibit 99.11 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibits 99.1 to 99.11 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company’s stockholders are cautioned that the it is likely that the Company’s stockholders will receive nothing in exchange for its common stock upon the Company’s emergence from bankruptcy and the common stock will have no value and that trading in securities of the Company during the pendency of the Chapter 11 cases will be highly speculative and will pose substantial risks. It is possible the Company’s outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s stockholders and other security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s common stock and other securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This document contains certain forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Company’s expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and interest payments, ability to operate while in a Chapter 11 proceeding, ability to pay our creditors, credit rating and ability to manage its pension obligations. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including, but not limited to: the actions and decisions of our creditors and other third parties with interests in the Chapter 11 cases; our ability to maintain liquidity to fund our operations during the Chapter 11 cases; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 cases; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles; discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results; accounting changes required by United States generally accepted accounting principles; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC that are available at www.sec.gov. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Cenveo’s filings with the SEC that are available at www.sec.gov and in particular, our 2016 Form 10-K filed with the SEC on February 23, 2017. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this document may not in fact occur. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Exhibit Name

10.1	Restructuring Support Agreement

99.1	Restructuring Proposal Cleansing Materials, dated December 21, 2017

99.2	Management Presentation for Restricted Creditors, dated December 21, 2017

99.3	Cenveo Business Plan, dated January 2018

99.4	Debtor in Possession Financing Overview, dated January 2018

99.5	Plan Term Sheet from Brigade Capital Management, L.P. to Cenveo, Inc.

99.6	Plan Term Sheet from Cenveo, Inc. to Brigade Capital Management, L.P.

99.7	Debtor in Possession Financing Term Sheet from Brigade Capital Management, L.P. to Cenveo, Inc.

99.8	Debtor in Possession Financing Term Sheet from Cenveo, Inc. to Brigade Capital Management, L.P.

99.9	9-Month Liquidity Forecast

99.10	13-Week Cash Flow Forecast

99.11	Press Release, dated February 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENVEO, INC.

Date: February 2, 2018	By:	/s/ Ian R. Scheinmann
	Name:	Ian R. Scheinmann
	Title:	General Counsel and Company Secretary